Exhibit 99.2

[LOGO] AmREIT

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Good Things Happen on Great Real Estate(TM)
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3Q Acquisition

Plaza in the Park - Kroger
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Property Information:

=>    SW Corner of Buffalo Speedway & Westpark in Houston, TX

=>    Acquired 7/1/04

=>    131,000 sq. feet

Kroger is the #1 grocer in the Houston marketplace

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2                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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3Q Acquisition

Cinco Ranch - Kroger

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Property Information:

=>    NE corner of Mason Road and Westheimer in Katy, TX

=>    Acquired 7/1/04

=>    97,297 sq. feet

Kroger is the #1 grocer in the Houston marketplace

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3                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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3Q Acquisition

Bakery Square

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Property Information:

o     SW corner of Dunlavy and West Gray in Houston, TX

o     Acquired 7/23/04

o     34,704 total sq. feet

This is a strong infill property located just west of downtown Houston.

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4                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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Our Business Model

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Wall Street ||$|| Capital -------|
                                 |
                     |------> AmREIT <------|
                     |           ^          |
o Advisory Fees    Retail        |     Real Estate    o Construction Fees
o Profit         Partnership     |    Operating and   o Development Fees
  Participation   Business       |     Development    o Property Management Fees
                     ^           |      Business      o Asset Gains
                     |           |                    o Brokerage and Leasing
                     |(Capital)  |(Capital)             Fees
                     |           |
                     -----  Securities
                             Business   <---- Independent Financial
                                              Planning Community
                                   (Relationships)

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=>    AmREIT (AMY) is supported by three synergistic businesses: a real estate operating and development business, a NASD registered securities business and a retail partnership business

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5                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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Asset Growth
(millions)
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[The following information was depicted as a bar chart in the printed material]

      2002            2003            2004E           2005E
      ----            ----            -----           -----
      $74             $101            $200            $400   *12-18 months

* Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

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6                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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AMY vs. NAV

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*   In the 3Q Earnings Release AmREIT stated that NAV/share should be in the range of $8.50 to $9.30 for the 3Q04 period. The range displayed is not representative of the previous NAV estimates prior to the 2Q04 earnings release. AmREIT updates NAV/share on a quarterly basis.

   [The following information was depicted as a mountain chart in the printed material]

                                Value of Advisor        $9.30    NAV
                                  NAV Discount          $8.50    Range*

                                                        $7.80    Close 11/8/04

                            Date                Close
                            ----                -----
                            Oct-04              8.00
                            Sep-04              7.46
                            Aug-04              8.04
                            Jul-04              7.47
                            Jun-04              6.63
                            May-04              6.64
                            Apr-04              6.75
                            Mar-04              7.07
                            Feb-04              7.05
                            Jan-04              6.60
                            Dec-03              6.40
                            Nov-03              6.40
                            Oct-03              6.50
                            Sep-03              6.40
                            Aug-03              6.38
                            Jul-03              6.32
                            Jun-03              6.15
                            May-03              6.64
                            Apr-03              6.55
                            Mar-03              6.80
                            Feb-03              6.30
                            Jan-03              6.25
                            Dec-02              6.25
                            Nov-02              6.50
                            Oct-02              6.50
                            Sep-02              6.55
                            Aug-02              6.95
                            Jul-02              6.60

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7                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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FFO Growth (Adjusted)
(Per Share)
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[The following information was depicted as a bar chart in the printed material]

                2002            2003            2004E
                ----            ----            -----       Increase 15-19%
               $0.42           $0.54            $0.62

* Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

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Dividend Growth
(per share)
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[The following information was depicted as a bar chart in the printed material]

                2002            2003            2004
                ----            ----            ----       Increase 9.1%
               $0.34           $0.45           $0.48

* Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

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9                      Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT
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=> Contact Us
                                                                  www.amreit.com

                                 1.800.888.4400

                                  Kerr Taylor
                                  -----------
                                      CEO
                               ktaylor@amreit.com
                                 Extension 114

                                   Chad Braun
                                   ----------
                                      CFO
                               cbraun@amreit.com
                                 Extension 124

                                  Debbie Lucas
                                  ------------
                                  VP Corporate
                                 Communications
                               dlucas@amreit.com
                                 Extension 143

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Disclaimer

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Statements included in this presentation that state the company's or management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the company's regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company's performance.

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11                     Good Things Happen on Great Real Estate(TM) [LOGO] AmREIT